Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Income
Securities Trust:
In planning and
performing our audits
of the financial
statements of Federated
Intermediate
Corporate Bond Fund and
Federated Short-Term
Income Fund (two of the
portfolios constituting
Federated Income Securities
Trust) (collectively the
"Funds") as of and for the
year ended April
30, 2011, in accordance
with the standards of the
Public Company Accounting
Oversight Board
(United States), we
considered the Funds'
internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds'
internal control over
financial reporting. Accordingly,
we express no
such opinion.
The management of the Funds
is responsible for establishing
and maintaining effective
internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls. The
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial
reporting and the preparation
of financial
statements for external purposes
in accordance with generally
accepted accounting principles. A
company's internal control over
financial reporting includes those
policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect
the transactions and dispositions
of the assets of the company; (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation
of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of
the company are being made only
in accordance with authorizations
of management and
directors of the company; and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition
of a company's assets that could
have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
policies or procedures may
deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is
a deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the company's
annual or
interim financial statements
will not be prevented or detected
on a timely basis.
Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under
standards established by the Public
Fund Accounting Oversight Board
(United States). However, we
noted no deficiencies in the
Funds' internal control over
financial reporting and its
operation, including controls over
safeguarding securities, that
we consider to be a material
weakness as defined above as of April
30, 2011.
This report is intended solely
for the information and use of
management and the Board of
Trustees of the Funds and the
Securities and Exchange Commission
and is not intended to be,
and should not be, used by anyone
other than these specified parties.




/s/ Ernst & Young LLP


Boston, Massachusetts
June 23, 2011